UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. [      ]  )

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[__]  Definitive Additional Materials
[__]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

HENDERSON GLOBAL FUNDS
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(Name of Registrant as Specified In Its Charter)
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HENDERSON GLOBAL FUNDS
     Henderson All Asset Fund
Henderson Dividend & Income Builder Fund
Henderson Emerging Markets Fund
Henderson European Focus Fund
Henderson Global Equity Income Fund
Henderson Global Technology Fund
Henderson High Yield Opportunities Fund
Henderson International Long/Short Equity Fund
Henderson International Opportunities Fund
Henderson International Select Equity Fund
Henderson Strategic Income Fund
Henderson Unconstrained Bond Fund
Henderson US Growth Opportunities Fund

737 North Michigan Avenue
Suite 1700
Chicago, Illinois 60611

October 13, 2015

Dear Shareholder:

     We are writing to inform you of the upcoming Special Meeting of Shareholders (the “Meeting”) of Henderson Global Funds (the “Trust”) scheduled to be held at 9:00 a.m. Central Time on December 16, 2015, at the offices of the Trust at 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611. A Notice of Meeting of Shareholders, Proxy Statement regarding the Meeting, Proxy Card for your vote, and postage-paid envelope in which to return your Proxy Card are enclosed.

     The matter on which you, as a shareholder of one or more series of the Trust (the “Funds”), are being asked to vote is the election of three (3) Trustee nominees (each, a “Nominee”) to the Trust’s Board of Trustees (the “Board”). The Board unanimously recommends that you vote “FOR” the election of each Nominee to the Board. This proposal is discussed in more detail in the Proxy Statement, which you should read carefully.

     Please exercise your right to vote by completing, dating and signing the enclosed Proxy Card. A self-addressed, postage-paid envelope has been enclosed for your convenience. It is very important that you vote and that your voting instructions be received no later than December 15, 2015. If you have any questions after considering the enclosed materials, please call 1-866-343-6337.

     Thank you for taking the time to consider this important proposal and for your continuing investment in the Funds.

Respectfully,

Christopher K. Yarbrough Secretary

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HENDERSON GLOBAL FUNDS
     Henderson All Asset Fund
Henderson Dividend & Income Builder Fund
Henderson Emerging Markets Fund
Henderson European Focus Fund
Henderson Global Equity Income Fund
Henderson Global Technology Fund
Henderson High Yield Opportunities Fund
Henderson International Long/Short Equity Fund
Henderson International Opportunities Fund
Henderson International Select Equity Fund
Henderson Strategic Income Fund
Henderson Unconstrained Bond Fund
Henderson US Growth Opportunities Fund

NOTICE OF MEETING OF SHAREHOLDERS
October 13, 2015

To the Shareholders of Henderson Global Funds:

     NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders (the “Meeting”) of Henderson Global Funds (the “Trust”) will be held at the offices of the Trust at 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611, on December 16, at 9:00 a.m. Central Time, for the following purposes:

1.	To elect three (3) Trustees to the Board of Trustees of the Trust (the “Board”) as follows:

a.	Two (2) Trustees currently serving on the Board by appointment; and

b.	One (1) new Trustee candidate; and

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

     The Board has fixed the close of business on October 6, 2015 as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

     You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to vote by telephone, by Internet or by completing, dating and signing the enclosed Proxy Card and returning it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the Meeting if you choose to attend. The enclosed proxy is being solicited by the Board.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON DECEMBER 16, 2015: This Notice, the Proxy Statement and the Proxy Card are available on the Internet at www.proxyvote.com.

By order of the Board,

Christopher K. Yarbrough Secretary

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HENDERSON GLOBAL FUNDS
     Henderson All Asset Fund
Henderson Dividend & Income Builder Fund
Henderson Emerging Markets Fund
Henderson European Focus Fund
Henderson Global Equity Income Fund
Henderson Global Technology Fund
Henderson High Yield Opportunities Fund
Henderson International Long/Short Equity Fund
Henderson International Opportunities Fund
Henderson International Select Equity Fund
Henderson Strategic Income Fund
Henderson Unconstrained Bond Fund
Henderson US Growth Opportunities Fund

737 North Michigan Avenue
Suite 1700
Chicago, Illinois 60611

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 16, 2015

Introduction

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board,” with the members of the Board referred to individually as the “Trustees”) of Henderson Global Funds (the “Trust”) for voting at the Special Meeting of Shareholders (the “Meeting”) of each series of the Trust listed above (each, a “Fund” and collectively, the “Funds”) to be held at the offices of the Trust at 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611, on Wednesday, December 16, 2015, at 9:00 a.m. Central Time, or at any adjournment(s) thereof. This Proxy Statement, the Notice of Meeting of Shareholders (the “Notice”) and the Proxy Card will be first sent to shareholders of the Funds on or about October 26, 2015.

     At the Meeting, shareholders of the Funds will be asked to vote on the proposal to elect three (3) Trustee nominees to the Board (the “Proposal”), including two (2) Trustees currently serving on the Board by appointment (the “Current Trustee Nominees”) and one (1) new Trustee candidate (the “New Trustee Nominee” and together with the two Current Trustee Nominees, the “Nominees”). The Board knows of no business, other than that specifically mentioned in the Notice, that will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Voting Information

Record Date; Shareholders Entitled to Vote

     The Board has fixed the close of business on October 6, 2015 as the record date (the “Record Date”) for the determination of shareholders of the Funds entitled to notice of and to vote at the Meeting and at any adjournment(s) thereof. Shareholders of the Funds are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held on the Record Date. The number of shares outstanding as of the Record Date (the “Outstanding Shares”) for each class of each Fund and entitled to vote at the Meeting is as follows:

Name of Fund		Number of Shares Outstanding and Entitled to Vote
	Class A	Class B	Class C	Class I	Class R
Henderson All
Asset Fund	580,053.02	N/A	1,015,562.47	4,178,737.49	N/A
Henderson Dividend
& Income
Builder Fund	1,395,174.56	N/A	1,235,095.54	2,452,869.99	N/A
Henderson Emerging
Markets Fund	874,609.34	N/A	369,636.21	1,573,226.65	N/A
Henderson European
Focus Fund	26,136,124.27	129,144.90	10,903,013.76	68,895,898.98	N/A
Henderson Global
Equity Income
Fund	91,008,030.34	N/A	147,722,918.80	239,887,437.43	N/A
Henderson Global
Technology Fund	3,641,474.42	206,506.22	3,322,534.49	3,464,202.14	N/A
Henderson High
Yield
Opportunities
Fund	213,186.98	N/A	148,116.28	2,351,752.46	N/A
Henderson
International
Long/Short
Equity Fund	14,560.88	N/A	10,000.00	485,627.55	N/A
Henderson
International
Opportunities
Fund	57,916,650.12	555,225.04	21,075,038.42	89,693,072.53	554,071.36
Henderson
International
Select Equity
Fund	31,338.49	N/A	12,216.00	494,390.27	N/A
Henderson Strategic
Income Fund	3,319,078.89	308,146.04	3,622,464.99	13,450,050.68	N/A
Henderson
Unconstrained
Bond Fund	100,748.11	N/A	113,859.42	2,615,513.58	N/A
Henderson
US Growth
Opportunities
Fund	150,221.43	N/A	3,200.19	515,237.56	N/A

Solicitation of Proxies

     This solicitation of proxies is being made by and on behalf of the Board, and the cost of preparing, printing and mailing this Proxy Statement, the Notice and the accompanying Proxy Card and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will be paid by the Trust. The Trust has retained Broadridge Financial Solutions, Inc. (“Broadridge”), a third-party proxy vendor, to assist in the proxy solicitation and tabulation. The total cost of proxy solicitation services, including legal and printing fees, is estimated to be approximately $450,000, plus out-of-pocket expenses. The Trust will reimburse banks, brokers, and other persons holding the Trust’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy materials to and obtaining proxies from the beneficial owners of such shares.

Revocation of Proxies

     Any shareholder giving a proxy has the power to revoke it by executing a superseding proxy by phone, Internet or mail following the process described on the Proxy Card or by submitting a notice of revocation to the Trust or in person at the Meeting. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, with the burden of proving invalidity resting on the challenger.

Quorum; Adjournment

     The presence at the Meeting, in person or by proxy, of at least one-third (33 1 / 3%) of the Outstanding Shares of the Trust constitutes a quorum for the transaction of business at the Meeting. Thus, the Meeting could not take place on its scheduled date if less than one-third of the Outstanding Shares of the Trust is represented in person or by proxy.

     If a quorum is not present at the Meeting or if a quorum is present at the Meeting but sufficient votes in favor of the Proposal are not received, the Meeting may be adjourned to permit further solicitation of proxies. The affirmative vote of the Outstanding Shares of the Trust represented in person or by proxy at the Meeting will be sufficient for an adjournment. An adjournment may be held within a reasonable time after the date set for the Meeting without the necessity of further notice. Any business that might have been transacted at the Meeting may be transacted at any such adjourned session(s) at which a quorum is present.

     All properly executed proxies received in time for the Meeting will be treated as present for quorum purposes and will be voted as specified in the proxy or, if no specification is made, for the election of each Nominee as described in this Proxy Statement. If a shareholder is present in person at the Meeting but does not cast a vote, the shareholder’s shares will count towards quorum. Abstentions and “broker non votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining whether a quorum at the Meeting is present.

Required Vote

 Current Trustee Nominees (Barbara L. Lamb, J. Marshall Peck)

     The election of each of the Current Trustee Nominees requires the affirmative vote of more than 50% of the holders of Outstanding Shares present, in person or by proxy, at the Meeting, if a quorum is present at the Meeting. A shareholder whose Outstanding Shares are treated as present at the Meeting, in person or by proxy, that does not cast a vote will have the same effect as a vote against the Current Trustee Nominees.

 New Trustee Nominee (Diane L. Wallace)

     The election of the New Trustee Nominee to the Board requires the affirmative vote of the holders of a plurality of the Outstanding Shares entitled to vote at the Meeting, meaning that to be elected, the New Trustee Nominee must be one of the three (3) nominees receiving the most “FOR” votes because three nominees will be elected. In determining whether shareholders have elected the New Trustee Nominee to the Board, abstentions and broker non-votes, if any, will be treated as shares present at the Meeting for establishing a quorum but that have not been voted. Accordingly, abstentions and broker non-votes will have no effect on the election of the New Trustee Nominee.

Availability of Shareholder Reports

     The Trust will furnish, without charge, copies of its annual report for the fiscal year ended July 31, 2015 and the most recent semi-annual reports succeeding such annual reports, if any, to any shareholder requesting such a report. Requests for an annual or semi-annual report should be made by writing to Henderson Global Funds, 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611, by accessing the Trust’s website at www.henderson.com (and selecting the icon for “USA,” followed by “Individual Investor,” “Mutual Funds” and “Prospectuses and Reports”) or by calling 866-3HENDERSON (or 866-343-6337).

Availability of Proxy Materials

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 16, 2015. This Proxy Statement is available on the Internet at: www.proxyvote.com. You may call 1-866-343-6337 for information on how to obtain directions to be able to attend the Meeting and vote in person.

IMPORTANT INFORMATION

     The Proxy Statement discusses important matters affecting the Trust. Please take the time to read the Proxy Statement, and then cast your vote. You may obtain additional copies of the Notice of Meeting, Proxy Statement and Proxy Card by calling 1-866-343-6337 or by accessing www.proxyvote.com. There are multiple ways to vote. Choose the method that is most convenient for you. To vote by telephone or Internet, follow the instructions provided on the proxy card. To vote by mail, simply fill out the Proxy Card and return it in the enclosed postage-paid reply envelope. Please do not return your Proxy Card if you vote by telephone or Internet. To vote in person, attend the Meeting and cast your vote. The Meeting will be held at the offices of the Trust at 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611. To obtain directions to the Meeting, please call 1-866-343-6337.

PROPOSAL: ELECTION OF TRUSTEES

Introduction

     The Trust’s Declaration of Trust dated May 11, 2001 (the “Declaration of Trust”) provides that the number of Trustees on the Board may be fixed from time to time by written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Trustees so fixed, then in office. Pursuant to this authority, at a duly constituted meeting of the Board held on June 18-19, 2014 (the “June 2014 Meeting”), the Board determined, as part of its succession planning, to add two (2) new Trustees to the Board, to be filled by Trustees who are not “interested person[s],” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust (each, an “Independent Trustee” and collectively, the “Independent Trustees”). In this connection, the Board adopted a resolution at the June 2014 Meeting increasing the size of the Board from seven (7) to nine (9) members and appointed Barbara L. Lamb and J. Marshall Peck to fill the vacancies. Following the December 31, 2014 retirement of two (2) Independent Trustees, Roland C. Baker and Faris F. Chesley, the Board currently has seven (7) serving Trustees, five (5) of whom are Independent Trustees (James W. Atkinson, Richard W. Durkes, C. Gary Gerst, Ms. Lamb and Mr. Peck) and two (2) of whom are “interested” (James G. O’Brien and Charles Thompson II). Each of Messrs. O’Brien and Thompson are “interested” Trustees because of his employment position with Henderson Global Investors (North America) Inc. (“HGINA” or the “Adviser”), the investment adviser to the Funds. As currently constituted, and as a result of the increase in the size of the Board and subsequent retirement of two Independent Trustees, the Board has two vacant seats, with two Independent Trustees serving on the Board who were previously appointed to fill vacancies.

     In light of the foregoing, and in view of the approaching retirement of Mr. Gerst (the “Retiring Trustee”), to be effective December 31, 2015, at a duly constituted meeting of the Board held on September 29-30, 2015 (the “September 2015 Meeting”), the Board determined, as part of its succession planning, to nominate Diane L. Wallace, a new prospective Independent Trustee candidate (previously defined as the “New Trustee Nominee”), for election by shareholders of the Funds at a special meeting of shareholders to be held on December 16, 2015 (previously defined as the “Meeting”). The Board took this action based on the recommendation of its Governance Committee, comprised solely of the Independent Trustees, which evaluated Ms. Wallace’s qualifications and considered the merits of her candidacy. In this connection, the Board received a number of candidate recommendations and, following a multi-round screening process, the Board selected Ms. Wallace. During the selection process, the Board had the opportunity to meet with Ms. Wallace in person and reviewed her biographical information, experience, independence and other factors it deemed relevant. Because the Board is currently prohibited by Section 16(a) of the 1940 Act from filling any vacancy on the Board without shareholder approval, the Board assessed the appropriateness and the timing of calling a special shareholder meeting of the Funds. At the September 2015 Meeting, the Board approved a slate of Trustees for election at the shareholder Meeting, including the Current Trustee Nominees (i.e., those Trustees previously appointed to the Board to fill vacancies) and the New Trustee Nominee.

     As noted, each of the Current Trustee Nominees, Ms. Lamb and Mr. Peck, was appointed to the Board at the June 2014 Meeting of the Board. In connection with their appointment to the Board, the Board had the opportunity to meet Ms. Lamb and Mr. Peck in person and reviewed their respective biographical information, experience, independence and other factors deemed relevant by the Board. Each of the remaining Trustees currently serving on the Board—Messrs. Atkinson, Durkes, Gerst, O’Brien and Thompson—was previously elected by shareholders of the Funds at a special meeting of shareholders held on March 10, 2011.

     The election of each of the Current Trustee Nominees requires the affirmative vote of more than 50% of the holders of Outstanding Shares present, in person or by proxy, at the Meeting, if a quorum is present at the Meeting. A shareholder whose Outstanding Shares are treated as present at the Meeting, in person or by proxy, that does not cast a vote will have the same effect as a vote against the Current Trustee Nominees.

     The election of the New Trustee Nominee to the Board requires the affirmative vote of the holders of a plurality of the Outstanding Shares entitled to vote at the Meeting, meaning that to be elected, the New Trustee Nominee must be one of the three (3) nominees receiving the most “FOR” votes because three nominees will be elected. In determining whether shareholders have elected the New Trustee Nominee to the Board, abstentions and broker non-votes, if any, will be treated as shares present at the Meeting for establishing a quorum but that have not been voted. Accordingly, abstentions and broker non-votes will have no effect on the election of the New Trustee Nominee.

     By separate action at the September 2015 Meeting, the Board determined to decrease the number of Trustees from nine (9) to seven (7), effective January 1, 2016, and thus, if the New Trustee Nominee and the Current Trustee Nominees are elected by shareholders, there will be no vacancies on the Board following the retirement of the Retiring Trustee. Consequently, if all of the Nominees are elected to the Board at the Meeting, then following the retirement of the Retiring Trustee, a majority (five of seven) of the Trustees on the Board will be Independent Trustees, and all Trustees on the Board will have been elected by shareholders of the Funds. All of the Nominees have consented to serving as (or continuing to serve as) Trustees of the Trust if elected. If any Nominee is unable to serve due to an event not now anticipated, the persons named as proxies will vote for such other nominee as may be proposed by the Governance Committee of the Board.

     Each Nominee, if elected, will hold office during the lifetime of the Trust and until its termination unless such Nominee dies, resigns or is removed as provided in the Declaration of Trust. The Board has adopted Governance Guidelines and Procedures, including a policy concerning Trustee retirement which provides that a Trustee shall not be elected a Trustee after he or she reaches age 75; if a Fund does not have an election by shareholders in that year, retirement will take effect no later than the end of the calendar year of his or her 75th birthday.

     The Nominees are to be elected by shareholders of all classes of the Funds voting together as a single class.

Information Concerning the Nominees and Trustees

     Information about the Nominees and Trustees, including their business addresses, ages and principal occupations during the past five years, and other current directorships, are set forth in the table below. A Nominee and/or Trustee is deemed to be “independent” to the extent the individual is not an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.

Term of
Name,		Office
address	Position(s)	and
and month/	with the	Time	Principal Occupation(s)	Other Directorships Held
year of birth1	Trust2	Served3	During Past Five Years	During Past Five Years
Independent Trustees:
James W.	Trustee	Since	Commercial Pilot, Atkinson	Formerly, Trustee,
Atkinson		2011	Aviation LLC, since 2009.	LaRabida Children’s
August 1950				Hospital; formerly, Trustee,
Surgeons Diversified
Investment Fund.

Richard W.	Trustee	Since	Managing Partner, BayBoston	Trustee, Sankaty Head
Durkes		2011	(private equity fund).	Foundation; Partner,
February 1950				Serve Up LLC (private
company that holds the
rights to certain intellectual
property); Trustee, 50 South
Capital Alpha Strategies
Fund and 50 South Capital
Long/Short Equity Fund.

C. Gary Gerst	Chairman	Since	General Partner, Cornelius	Formerly, Trustee, Harris
February 1939	and	2001	& Lothian LP (private	Insight Funds Trust;
	Trustee		partnership investing in	formerly, Member of the
			non-public investments) from	Governing Council of the
			1993 to present.	Independent Directors
Council (IDC); formerly,
Board Member of the
Investment Company
Institute.

Barbara L.	Trustee	Since	Managing Director, Cheiron	Formerly, Director, First
Lamb	and	2014	Trading LLC (proprietary	Chicago Bancorp.
September 1954	Current		trading company).
Trustee
Nominee

J. Marshall Peck	Trustee	Since	President, InterPark	Board Member and Finance
April 1952	and	2014	Holdings, LLC (parking	Committee Chairman,
	Current		garage owner, developer	Presbyterian Homes.
	Trustee		and operator), since 2011;
	Nominee		formerly, Chief Executive
Officer, InterPark
Holdings, LLC.

Term of
Name,		Office
address	Position(s)	and
and month/	with the	Time	Principal Occupation(s)	Other Directorships Held
year of birth1	Trust2	Served3	During Past Five Years	During Past Five Years
Independent Trustees: (continued)
Diane L.	New	Since	Retired.	Independent Trustee, State
Wallace	Trustee	2015		Farm Associates’ Funds
October 1958	Nominee			Trust, State Farm Mutual
Fund Trust and State Farm
Variable Product Trust.
Interested Trustees and Officers of the Trust:
James G.	Trustee	Since	Managing Director, HGINA.	None.
O’Brien4	and	2011
May 1960	President	Since
2010

Charles	Trustee	Since	Director of Distribution	None.
Thompson II4	and	2011	(North America), since 2014,
April 1970	Vice		Director of U.S. Retail,
	President	Since	2010-2014.
2010

1.	Each person’s address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611.

2.	Currently, all Trustees oversee all 13 series of the Trust. If elected, the New Trustee Nominee will also oversee the 13 series of the Trust.

3.
A Trustee serves until his or her death, resignation or removal as provided in the Declaration of Trust. The Board has adopted Governance Guidelines and Procedures, including a policy concerning Trustee retirement which provides that a Trustee shall not be elected a Trustee after he or she reaches age 75; if a Fund does not have an election by shareholders in that year, retirement will take effect no later than the end of the calendar year of his or her 75th birthday. The Trustees determined to extend the retirement age of Mr. Gerst to the end of the calendar year in which he reaches 76 years of age. The officers of the Trust are elected annually by the Board.

4.	Each of Messrs. O’Brien and Thompson is an “interested” Trustee as defined by the 1940 Act because of his employment relationship with HGINA.

     Leadership Structure and the Board of Trustees. The Board has general oversight responsibility with respect to the business and affairs of the Funds. The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and the other service providers to the Funds. The Board currently is composed of seven Trustees, five of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act. In addition to five regularly scheduled in-person meetings per year, the Board may hold special in-person and/or telephone meetings and informal conference calls to discuss specific matters that may require action prior to the next regularly scheduled meeting. As discussed below, the Board has established three committees to assist the Board in performing its oversight responsibilities.

     The Board has appointed an Independent Chairperson, who serves as a spokesperson for the Board, is primarily responsible for facilitating communication among the Trustees and between the Board and the officers and service providers of the Trust and presides at meetings of the Board. In conjunction with the officers and legal counsel, the Independent Chairperson develops agendas for Board meetings that are designed to be relevant, prioritized and responsive to Board concerns. The Board has determined that this leadership structure is appropriate given the size and nature of the Henderson Funds and the size of the Board. The composition of the Board is reviewed annually by the Governance Committee to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. The Board and its committees are reviewed annually to consider, among other things, structure, functions, performance and effectiveness, and to recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. As required by rules the SEC has adopted under the 1940 Act, the Funds’ Independent Trustees select and nominate all candidates for Independent Trustee positions.

     The Nominees were selected to serve, and in the case of the Current Trustee Nominees, to continue on the Board, based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Board members, and a willingness to take an independent and questioning view of management. Each Current Trustee Nominee has considerable familiarity with the Trust, the Adviser and distributor, and their operations, as well as the special responsibilities of investment company directors as a result of his or her service as a trustee of the Trust. The New Trustee Nominee also has considerable familiarity with such responsibilities as a result of her service on boards of trustees for another mutual fund complex.

     The following is a brief discussion of the specific education, experience, qualifications or skills that led to the conclusion that each Nominee identified below should serve, or as applicable, continue to serve, as a Trustee for the Trust. In addition, similar biographical information is provided with respect to the remaining Trustees currently serving on the Board. References to the qualifications, attributes and skills of Nominees and Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Nominee or Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Nominees

 Current Trustee Nominees:

     Barbara L. Lamb. Ms. Lamb has served as a trustee of the Trust since her appointment in 2014. Ms. Lamb currently is a Managing Director of Cheiron Trading LLC, a global proprietary derivatives trading company. Formerly, she was a Senior Vice President and Chief Credit Officer at ABN AMRO Inc., a global commercial and investment bank; a Corporate Board Member, Risk Committee Chair and Loan Committee Member at First Chicago Bancorp; and a Corporate Board Member and Audit Committee Chair at MAF Bancorp, Inc. Ms. Lamb is a

Chartered Financial Analyst and has an MBA in finance and accounting. Ms. Lamb has been designated as an audit committee financial expert of the Trust’s Audit Committee.

     J. Marshall Peck. Mr. Peck has served as a trustee of the Trust since his appointment 2014. Mr. Peck currently is the President of InterPark Holdings, LLC, an owner, developer and operator of parking garages, and formerly was the Managing Director of Security Capital Investment Group; and a Partner and Member of the Management Committee of LaSalle Partners Limited, predecessor of Jones Lang LaSalle. Mr. Peck currently serves as a Board Member and Finance Committee Chairman of Presbyterian Homes and formerly was a Trustee of Fourth Presbyterian Church. Mr. Peck has been designated as an audit committee financial expert of the Trust’s Audit Committee.

 New Trustee Nominee:

     Diane L. Wallace. Ms. Wallace has extensive experience in the financial services industry, including experience with mutual funds. She has served on the Boards of Trustees of State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust and State Farm Variable Product Trust since 2013. Ms. Wallace received a Bachelor of Science degree in Accounting from the University of Illinois at Champaign/Urbana. Ms. Wallace worked as an auditor in the Financial Services division of Arthur Andersen & Co. and as the Vice President-Finance for Refco Inc., a broker of commodity and futures contracts, among other financial products. Ms. Wallace also worked in various executive positions for Driehaus Capital Management LLC, an investment adviser, Driehaus Securities Corporation, a securities broker-dealer and the Driehaus Mutual Funds. Ms. Wallace participates in various civic, charitable and/or educational organizations.

Independent Trustees

     C. Gary Gerst. Mr. Gerst has served as a trustee of the Trust since 2001 and as Chairman of the Board since 2005. Mr. Gerst currently is a General Partner of Cornelius & Lothian LP, a private investment partnership, and formerly was a Member of the Governing Council of the Independent Directors Council (IDC), and a Board Member of the Investment Company Institute (ICI). Mr. Gerst has served as Co-Chairman and Chief Executive Officer of LaSalle Partners, predecessor of Jones Lang LaSalle. Mr. Gerst has an MBA in finance and has been designated as an audit committee financial expert of the Trust’s Audit Committee.

     James W. Atkinson. Mr. Atkinson has served as a trustee of the Trust since 2011. Mr. Atkinson currently is a commercial pilot at Atkinson Aviation LLC. Mr. Atkinson has held numerous senior management positions in the financial services industry, including serving as Executive Vice President of Ariel Capital Management, a registered investment adviser, during which tenure he was the Chief Financial and Accounting Officer for Ariel Capital Management, the Ariel mutual funds and Ariel Distributors and the Chief Compliance Officer for Ariel Capital Management and Ariel Distributors. He also served as Senior Vice President, Finance & Administration of Stein Roe & Farnham, a registered investment adviser, during which tenure he was the Chief Financial and Accounting Officer. Mr. Atkinson was also a Senior Manager at Arthur Andersen & Co., an independent public accounting firm, where he specialized in auditing and consulting for financial services organizations. Mr. Atkinson has served as an independent trustee for the Surgeons Diversified Investment Fund and as a trustee for the LaRabida Children’s Hospital. Mr. Atkinson has a B.A. in accounting. Mr. Atkinson has been designated as an audit committee financial expert of the Trust’s Audit Committee.

     Richard W. Durkes. Mr. Durkes has served as a trustee of the Trust since 2011. Mr. Durkes has held numerous senior management positions in the financial services industry. He currently serves as Managing Partner of BayBoston, a private equity fund. Previously, he was a Managing Director of Sandler O’Neill & Partners, L.P., a full-service investment banking firm focused on the financial services sector. He has served as Advisory Director for Berkshire Capital Corporation, an advisory firm specializing in asset management companies; Global Managing Director, member of the Global Equity Directorate (London) and Head of Equities and the Investment Banking Group at ABN AMRO Inc., a global commercial and investment bank; Executive Vice President and Director of the Chicago Corporation, a corporate finance services firm that was acquired by ABN AMRO Inc.; President and Chief Executive Officer, First City Bancshares, Inc., a community bank holding company; and Trust Officer of The Northern Trust Company, a global financial services firm. Mr. Durkes holds the Series 7, 24 and 63 securities licenses and currently serves as trustee and Treasurer for the Sankaty Head Foundation and on the Jefferson Scholar selection committee for Graduate Fellowships at the University of Virginia. He is also a Trustee for the 50 South Capital Alpha Strategies Fund and 50 South Capital Long/Short Equity Fund. Mr. Durkes has been designated as an audit committee financial expert of the Trust’s Audit Committee.

Interested Trustees

     James G. O’Brien. Mr. O’Brien has served as a trustee of the Trust since 2011 and President of the Trust since 2010. Mr. O’Brien has served as the Managing Director North America for Henderson Global Investors since 2008. Prior to this he was the Director of Corporate Services for Henderson for over seven years. He has served as the Co-Founder and Chief Operating Officer for aKosys, a technology and advisory company; a Senior Managing Director of Finance and Administration at Kennedy Wilson, an international real estate investment and services firm; Executive Vice President and Senior Vice President for Heitman Properties, a real estate investment management firm; and Senior Vice President, Vice President and Commercial Lease Administrator for JMB Properties Company, a real estate property management company. Mr. O’Brien has his J.D. from Chicago-Kent College of Law.

     Charles Thompson II. Mr. Thompson has served as trustee of the Trust since 2011 and Vice President of the Trust since 2010. Mr. Thompson is the Director of Distribution (North America) for Henderson Global Investors. Prior to this he was the Director of Retail Sales, Director of National Sales and Central Division Director, all for Henderson. He held several positions with Van Kampen

Investments, predecessor of global investment firm Invesco, starting with Internal Wholesaler and ending as the Regional Vice President during his eight years with the company. Mr. Thompson holds his Series 6, 7, 63, 65/66 and 24 securities licenses.

     Risk Oversight. Through its direct oversight role, and indirectly through its committees and the officers and service providers, the Board performs a risk oversight function for the Funds consisting, among other things, of the following activities: (1) at regular Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Funds, including but not limited to investment, compliance and valuation risks; (2) reviewing and approving, as applicable, compliance policies and procedures of the Funds; (3) meeting with portfolio management teams to review investment strategies, techniques and processes; (4) reviewing reports generated by and/or meeting with representatives of key service providers to review and discuss the risks associated with their activities for the Funds and any measures taken to mitigate those risks; and (5) engaging the services of the Funds’ CCO to report regularly and test the compliance procedures of the Funds and the service providers.

     Standing Committees of the Board. The Board has an Audit Committee, a Governance Committee and a Valuation Committee, the responsibilities of which are described below. The Audit Committee, Governance Committee and Valuation Committee are comprised solely of Independent Trustees.

     The Audit Committee makes recommendations regarding the selection of independent registered public accounting firm for the Trust, confers with the independent registered public accounting firm regarding the Trust’s financial statements, the results of audits and related matters and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the Trust’s independent registered public accounting firm as to its independence, and has a written charter that delineates the Committee’s duties and powers. Currently, the members of the Audit Committee are Ms. Lamb and Messrs. Gerst, Atkinson (Chair), Durkes and Peck. The Audit Committee held two meetings during the fiscal year ended July 31, 2015. The Audit Committee Charter is attached hereto as Appendix A.

     The Governance Committee oversees the effective functioning of the Board and its committees. It also seeks and reviews candidates for consideration as nominees for membership on the Board. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the Trust. Currently, the members of the Governance Committee are Ms. Lamb and Messrs. Gerst (Chair), Atkinson, Durkes and Peck. The Governance Committee held one meeting during the fiscal year ended July 31, 2015. The Governance Committee Charter is attached hereto as Appendix B.

During the fiscal year ended July 31, 2015, the Valuation Committee determined a fair value of securities for which market quotations were not readily available. Currently, the members of the Valuation Committee are Ms. Lamb and Messrs. Durkes (Chair) and Peck. The Valuation Committee held 9 meetings during the fiscal year ended July 31, 2015.

Shareholder Communications

     Although the Funds have not adopted a specific process regarding shareholder communications, shareholders of the Funds may communicate with the Board (or individual Trustee serving on the Board) by sending written communications, addressed to the Board as a group or any individual Trustee, to Henderson Global Funds, Attention: Board of Trustees, 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611. The Funds will ensure that this communication (assuming it is properly marked care of the Board or care of a specific Trustee) is delivered to the Board or the specified Trustee, as the case may be.

Executive Officers of the Trust

     The following table provides information concerning the executive officers of the Trust. The officers of the Trust are elected annually by the Board. Each of these officers are also officers and/or employees of the Adviser.

Term of
Name, address	Position(s)	Office
and month/year	with the	and Time	Principal Occupation(s)
of birth1	Trust	Served	During Past Five Years

James G. O’Brien	President	Since 2010	Managing Director, HGINA.
May 1960

Charles Thompson II	Vice	Since 2010	Director of Distribution (North
April 1970	President		America), since 2014, Director of U.S.
Retail, 2010-2014.

Kenneth A. Kalina	Chief	Since 2005	Chief Compliance Officer, HGINA.
August 1959	Compliance
Officer

Alanna P. Nensel	Vice	Since 2002	Director, Retail Marketing and Product
July 1975	President		Management, HGINA.

Scott E. Volk	Vice	Since 2001	Director, Retail Finance and
May 1971	President		Operations, HGINA.

David Latin	Vice	Since 2012	Director, Product Development and
September 1981	President		Analyst Relations, HGINA.

Christopher K.	Secretary	Since 2004	Legal Counsel, HGINA.
Yarbrough
October 1974

Troy Statczar	Treasurer	Since 2008	Head of U.S. Fund Administration and
August 1971			Accounting, HGINA.

Adam T. Reich	Assistant	Since 2012	Manager of U.S. Fund Administration
August 1983	Treasurer		and Accounting, HGINA, since August
2012; Manager, PricewaterhouseCoopers
LLP 2006-2012.

1.	Each person’s address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611.

Share Ownership

     The following table sets forth information regarding the ownership of securities in the Funds by the Nominees and Trustees as of December 31, 2014:

Aggregate Dollar Range
of Equity Securities in
All Registered Investment
	Dollar Range	Companies Overseen
	of Equity	by Trustee in Family
	Securities in the Fund	of Investment Companies

Independent Trustees
C. Gary Gerst		Over $100,000
European Focus Fund	Over $100,000
International Opportunities Fund	Over $100,000
All other Funds	None
James W. Atkinson		$50,001 - $100,000
International Opportunities Fund	$10,001 - $50,000
Global Technology Fund	$10,001 - $50,000
Global Equity Income Fund	$10,001 - $50,000
Dividend & Income Builder Fund	$10,001 - $50,000
All other Funds	None
Richard W. Durkes		$50,001 - $100,000
European Focus Fund	$10,001 - $50,000
Global Technology Fund	$10,001 - $50,000
Global Equity Income Fund	$10,001 - $50,000
Dividend & Income Builder Fund	$10,001 - $50,000
All other Funds	$1 - $10,000
Barbara L. Lamb1		$10,001 - $50,000
International Opportunities Fund	$10,001 - $50,000
Dividend & Income Builder Fund	$10,001 - $50,000
All other Funds	None
J. Marshall Peck1		$10,001 - $50,000
Global Technology Fund	$10,001 - $50,000
Global Equity Income Fund	$10,001 - $50,000
All other Funds	None
Diane L. Wallace2
All Funds	None	N/A

Interested Trustees
James G. O’Brien		Over $100,000
European Focus Fund	Over $100,000
International Opportunities Fund	$10,001 - $50,000
All Asset Fund	$10,001 - $50,000
Dividend & Income Builder Fund	Over $100,000
All other Funds	$10,001 - $50,000
Charles Thompson II		$50,001 - $100,000
International Long/Short
Equity Fund	$10,001 - $50,000
US Growth Opportunities Fund	$10,001 - $50,000
All other Funds	None

1.	Ms. Lamb and Mr. Peck were each appointed as a Trustee of the Trust effective June 20, 2014.

2.	Ms. Wallace is not currently a Trustee.

     As of December 31, 2014, each of the Nominees, Trustees and executive officers of the Trust beneficially owned individually and collectively as a group, less than 1% of the outstanding shares of each class of each Fund.

     Compensation of Trustees. The Trustees who are not interested persons of the Trust receive from the Trust, an annual retainer of $50,000 for service on the Board and a $1,500 annual retainer for services on the Valuation Committee. Each Independent Trustee also receives a fee of $5,000 for attendance in person or by telephone at any in person meeting of the Board and $750 for attendance in person or by telephone at any committee meeting (other than the Valuation Committee meetings). Each Independent Trustee also receives a fee of $1,000 for attendance at any telephonic meeting of the Board. Trustees are reimbursed for any out-of-pocket expenses relating to attendance at such meetings. The Chairperson receives a supplemental annual retainer of $10,000, in addition to any other fees received and the Audit Committee Chairperson receives a supplemental annual retainer of $1,500 in addition to any other fees received. The Funds do not have a pension or retirement plan for any Trustee or for any officer for whom disclosure is required.

     The following table summarizes the compensation paid by the Trust to its Trustees during the fiscal year ended July 31, 2015.

Aggregate
Compensation
Trustee Name	from Trust
Independent Trustees
James W. Atkinson	$79,375
Roland C. Baker1	$32,625
Faris F. Chesley1	$32,250
Richard W. Durkes	$79,750
C. Gary Gerst2	$88,250
Barbara L. Lamb	$73,674
J. Marshall Peck	$73,674
Interested Trustees
James G. O’Brien3	$0
Charles Thompson II3	$0

1.	Effective December 31, 2014, Mr. Baker and Mr. Chesley each retired as a Trustee.

2.	Effective December 31, 2015, Mr. Gerst will retire as a Trustee.

3.	Messrs. O’Brien and Thompson are each an Interested Trustee and therefore do not receive any compensation from the Trust.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT
THE SHAREHOLDERS VOTE “FOR” THE NOMINEES.

GENERAL INFORMATION
MANAGEMENT AND OTHER SERVICE PROVIDERS

Investment Adviser and Subadviser

     Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago IL, 60611, referred to herein as “the Adviser,” is the Funds’ investment adviser. Henderson Investment Management Limited, 201 Bishopsgate, London UK EC2M 3AE, referred to herein as “HIML,” is the subadviser for each Fund except the High Yield Opportunities Fund, and the US Growth Opportunities Fund. Geneva Capital Management, 100 E. Wisconsin Avenue, Suite 2550, Milwaukee, WI 53202, referred to herein as “Geneva,” is the subadviser for the US Growth Opportunities Fund. The Adviser, HIML, and Geneva are indirect, wholly owned subsidiaries of Henderson Group plc.

Administrator

     State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as the administrator for the Trust pursuant to an administration agreement.

Distributor

     Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 serves as the distributor of each Fund’s shares pursuant to a Distribution Agreement with the Trust.

Independent Registered Public Accounting Firm

     Ernst & Young LLP (“E&Y”), an independent registered public accounting firm located at 155 N. Wacker, 20th Floor, Chicago, IL 60606, has been selected as the independent public registered accounting firm for the Trust. Representatives of E&Y are not expected to be present at the Meeting or be available to respond to questions, but such representatives will have the opportunity to make a statement if they desire to do so.

     As of July 31, 2015, the registrant had 13 series. All of the series of the registrant currently have a fiscal year ended July 31.

     Audit Fees. The aggregate fees billed for the last two fiscal years ended July 31 for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filings or engagements for the those fiscal years are set forth below.

Year ended 7/31/15	$369,400
Year ended 7/31/14	$278,600

     Audit-Related Fees. There were no fees billed for the last two fiscal years ended July 31 for assurance and related services rendered by E&Y to the Trust that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported under Audit Fees above.

     There were no fees billed for the last two fiscal years ended July 31 for assurance and related services rendered by E&Y to the Adviser that are reasonably related to the performance of the audit of the Trust’s financial statements that were required to be pre-approved by the Audit Committee as required and are described under Pre-Approval Policies and Procedures below.

     Tax Fees. The aggregate fees billed for the last two fiscal years ended July 31 for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation are set forth below. These services consisted of the principal accountant reviewing the registrant’s excise tax returns, distribution requirements and RIC tax returns, as well as consultation regarding the tax consequences of specific investments.

Year ended 7/31/15	$106,735
Year ended 7/31/14	$83,809

     The aggregate fees billed for the last two fiscal years ended July 31 for professional services rendered by E&Y to the Adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit Committee as required (as described under Pre-Approval Policies and Procedures) are set forth below.

Year ended 7/31/15	$0
Year ended 7/31/14	$0

     All Other Fees. There were no fees billed for the last two fiscal years ended July for products and services provided by E&Y to the Trust, other than the services reported herein.

     There were no fees billed for the last two fiscal years ended July 31 for products and services provided by E&Y to the Adviser that were required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

     Pre-Approval Policies and Procedures. Pursuant to the Trust’s Audit Committee Charter, the Audit Committee shall pre-approve any engagement of the independent auditors to provide any services (other than prohibited non-audit services) to the Trust, the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust) (collectively, the “Adviser”), including the fees and other compensation to be paid to the independent auditors. Any member of the Audit Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Audit Committee by the member who approved the engagement. Pre-approval of non-audit services is not required, if: (a) the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

     The independent auditors shall not perform any of the following non-audit services for the Trust (“prohibited non-audit services”): (a) bookkeeping or other services related to the accounting records or financial statements of the Trust; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser, or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other services that the Public Company Accounting Oversight Board determines are impermissible.

     None of the services provided to the registrant described in this section were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All of the fees billed for services provided to the Adviser described herein were required to be pre-approved by the Audit Committee as described in Pre-Approval Policies and Procedures above.

LEGAL PROCEEDINGS

     There are no material pending legal proceedings to which any Nominee, Trustee or affiliated person of such Nominee or Trustee is a party adverse to the Funds or any of their affiliated persons or has a material interest adverse to the Funds or any of their affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Nominee, Trustee or executive officer of the Funds within the past ten years.

OTHER BUSINESS

     The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

SUBMISSION OF SHAREHOLDER PROPOSALS

     The Trust is not required to hold annual shareholder meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. Because the Trust does not hold annual shareholder meetings, the anticipated date of the next shareholders meeting cannot be provided. Although the Trust has not adopted a specific process regarding shareholder proposals, any shareholder intending to submit a proposal to be presented at a meeting of shareholders may transmit such proposal to the Trust (addressed to Henderson Global Funds, c/o Christopher K. Yarbrough, Secretary of the Trust, 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611) to be received within a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that proxy statement relating to such meeting. Whether a shareholder proposal is included in a proxy statement will be determined in accordance with applicable federal and state law. The timely submission of a proposal does not guarantee its inclusion.

DELIVERY OF PROXY MATERIALS AND ANNUAL REPORTS

     To avoid sending duplicate copies of materials to households, please note that only one annual or semi-annual report or proxy statement, as applicable, may be delivered to two or more shareholders of the Trust who share an address, unless the Trust has received instructions to the contrary. A shareholder may obtain additional copies of the Notice of Meeting, Proxy Statement and Proxy Card by accessing www.proxyvote.com or by calling 1-866-343-6337. Requests for an annual or semi-annual report should be made by writing to Henderson Global Funds, 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611, by accessing the Trust’s website at www.henderson.com or by calling 866-3HENDERSON (or 866-343-6337).

PROXY SOLICITATION

     Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile or other electronic means, by officers of the Trust. The Trust has retained Broadridge Financial Solutions to assist in the proxy solicitation. The total cost of proxy solicitation services, including legal and printing fees, is estimated at $450,000, plus out-of-pocket expenses. The expenses connected with the solicitation of proxies including proxies solicited by the Trust’s officers or agents in person, by telephone or by facsimile or other electronic means will be borne by the Funds. The Trust will reimburse banks, brokers and other persons holding the Trust’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

ADJOURNMENTS

     In the event a quorum is not present at the Meeting or in the event that that sufficient votes in favor of the proposal set forth in the Notice of this Meeting are not received by December 15, 2015, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The affirmative vote of the shareholders present, in person or by proxy, holding less than 50% of the Outstanding Shares (of the Trust, series or class, as appropriate) of the shareholders present, in person or by proxy, at the Meeting will be sufficient for adjournment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Set forth in Appendix C is information with respect to persons who are registered as beneficial owners of more than 5% of any class of a Fund’s voting securities as of September 30, 2015.

LEGAL MATTERS

     Certain legal matters concerning the Trust will be passed upon by Vedder Price P.C., counsel to the Trust.

By order of the Board,

Christopher K. Yarbrough
Secretary of Henderson Global Funds

October 13, 2015

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Appendix A

HENDERSON GLOBAL FUNDS

AUDIT COMMITTEE CHARTER
ADOPTED AUGUST 21, 2001
AS AMENDED MARCH 12, 2003,
APRIL 10, 2008, MARCH 13, 2009, MARCH 18, 2010,
MARCH 15, 2012 AND MARCH 21, 2013

I.   PURPOSE

The Audit Committee is a committee of the Board of Trustees (the “Board” and with each trustee individually, a “Trustee”) of Henderson Global Funds (the “Trust”). Its primary function is to assist the Board in fulfilling certain of its responsibilities. This Charter sets forth the duties and responsibilities of the Audit Committee.

The Audit Committee serves as an independent and objective party to monitor the Trust’s accounting policies, financial reporting and internal control system, as well as the work of the Trust’s independent auditors. The Audit Committee also serves to provide an open avenue of communication among the independent auditors, management, and the Board.

•
Management has the primary responsibility to establish and maintain systems for accounting, reporting, and internal control, which functions may be delegated to an accounting service agent, provided management provides adequate oversight.

•	The independent auditors have the primary responsibility to plan and implement a proper audit, with proper consideration given to internal controls, of the Trust’s accounting and reporting practices.

The Audit Committee may have additional functions and responsibility as deemed appropriate by the Board and the Audit Committee.

Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Trust’s financial statements are complete or accurate or have been prepared in accordance with generally accepted accounting principles. These are the responsibilities of management or the independent auditors. Nor is it the duty of the Audit Committee to assure compliance with laws and regulations and the Trust’s Code of Ethics.

II.  COMPOSITION

The Audit Committee shall be comprised of all of the independent Trustees who are free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of the Audit Committee, a Trustee is “independent” if (1) he or she is not an “interested person,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust, and (2) has not accepted any consulting, advisory, or other compensatory fee from the Trust, except for services as a Trustee. Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment (or must become financially literate within a reasonable time after his or her appointment to the Audit Committee). Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs from time to time, at the expense of the Trust.

The Audit Committee will review the qualifications of its members and determine whether any of its members qualify as an “audit committee financial expert”1 as defined by applicable rules of the Securities and Exchange Commission (the “SEC”). The Audit Committee will submit its views to the Board for its final determination.

Each member of the Audit Committee shall be appointed by the Board and will serve until his or her successor shall have been duly elected and qualified. Unless a Chair is elected by the Board, the members of the Audit Committee may designate a Chair by majority vote.

III.   MEETINGS

The Audit Committee shall meet twice annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee. With a view to furthering open communication, the Audit Committee shall meet annually with senior management responsible for accounting and financial reporting and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee, or any of such other persons, believes should be discussed privately.

1
An “audit committee financial expert” of a company is defined as a person who has all of the following attributes: (1) an understanding of generally accepted accounting principles (“GAAP”) and financial statements; (2) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company’s financial statements, or experience actively supervising one or more persons engaged in such activities; and (4) an understanding of internal controls and procedures for financial reporting, and an understanding of audit committee functions.
   An audit committee financial expert must have acquired such attributes through any one or more of the following: (1) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions (or active supervision of such persons); or (2) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (3) other relevant experience.

IV.   RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

A.	Charter

1.	Review this Charter annually and recommend changes, if any, to the Board.

B.	Internal Controls

1.	Review annually with management and the independent auditors:

a.	the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior management personnel responsible for accounting and financial reporting;

b.
the adequacy and effectiveness of the accounting and financial controls of the Trust, including management’s oversight process and assessment of the accounting services agent, custodian and transfer agent;

c.	their separate evaluations of the adequacy and effectiveness of the Trust’s system of internal controls; and

d.	the SSAE 16 for the Trust’s administrator, custodian and accounting services agent.

2.	Review with management and the independent auditors:

a.
any significant audit findings or material recommendations related to the Trust’s systems for accounting, reporting and internal controls, in the form of written observations, and management’s written response;

b.	information issued on exposure/controls, irregularities and control failures related to the Trust; and

c.	any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

3.
Review at least annually (or more frequently if the Committee deems it necessary or appropriate) with management and the independent auditors, policies for valuation of portfolio securities, and the frequency and magnitude of pricing errors. For securities valued at “fair value” as determined in good faith under procedures established by the Board, the Committee shall ask the independent auditors for their conclusions as to the reasonableness of procedures, the adherence by the investment adviser to the Trust, Henderson Global Investors (North America) Inc. (the “Adviser”), to established “fair value” procedures and adequacy of supporting documentation.

C.	Independent Auditors

1.
Approve, and recommend to the Board, the selection, retention or termination of the independent auditors and approve the fees and other compensation to be paid to the independent auditors.

The independent auditors shall report directly to the Audit Committee and the Audit Committee shall be directly responsible for the oversight of the independent auditors.

Any engagement of the independent auditors shall be pursuant to a written engagement letter approved by the Audit Committee.

2.
Pre approve any engagement of the independent auditors to provide any services (other than the prohibited non-audit services specified in Section IV.C.3 below) to the Trust or to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent auditors. Any member of the Audit Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Audit Committee by the member who approved the engagement.

Pre-approvalof non-audit services for the Trust is waived, if:

a.
the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent auditors during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.
such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

Pre approval of non audit services for the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust is waived, if

a.
the aggregate amount of all non audit services provided is less than 5% of the total fees paid by the Trust, the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust to the independent auditors during the fiscal year in which the non audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non audit services; and

c.	such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

3.	The independent auditors shall not perform any of the following non-audit services for the Trust (“prohibited non-audit services”):

a.	bookkeeping or other services related to the accounting records or financial statements of the Trust;

b.	financial information systems design and implementation;

c.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

d.	actuarial services;

e.	internal audit outsourcing services;

f.	management functions or human resources;

g.	broker or dealer, investment adviser, or investment banking services;

h.	legal services and expert services unrelated to the audit; and

i.	any other services that the Public Company Accounting Oversight Board (“PCAOB”) determines are impermissible.

4.
On an annual basis, request, receive in writing and review the independent auditors’ specific representations as to their independence, including identification of all significant relationships the auditors have with the Trust, management, any affiliates and any material service provider to the Trust (including, but not limited to, disclosures regarding the independent auditors’ independence required by PCAOB Rule 3526 and compliance with the applicable independence provisions of Rule 2-01 of Regulation S-X), and recommend that the Board take appropriate action, if any, in response to the independent auditors’ report to satisfy itself of the independent auditors’ independence.

5.
On an annual basis, request, receive in writing and review a report by the independent auditors describing any material issues raised by the most recent internal quality-control review, peer review, or PCAOB report, of the independent auditors, or by any inquiry or investigations by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

6.
On an annual basis, meet with the independent auditors and management to review the arrangements for and scope of the proposed audit for the current year and the audit procedures to be utilized, including the independent auditors’ review of various reports of the service providers applicable to their internal controls. On an annual basis at the conclusion of the audit, meet with the independent auditors and management to review the audit, including any comments or recommendations of the independent auditors or management including their assessment about significant risks or exposures and the steps taken by management to minimize such risks to the Trust and any deviations from the proposed scope of the audit previously presented to the Audit Committee.

7.	Review the management letter, if any, prepared by the independent auditors and management’s response.

8.	On at least an annual basis, meet with the independent auditors, separate and apart from management.

D.	Financial Reporting Processes

1.
Review with management and the independent auditors, the Trust’s audited financial statements and consider the appropriateness of the inclusion of the audited financial statements in the Trust’s annual report to shareholders required by Section 30(e) of the 1940 Act and Rule 30d-1 thereunder.

2.
Meet with management and the independent auditors and review the matters that auditing professional standards require to be communicated to the Audit Committee, including, but not limited to, the matters required to be discussed pursuant to PCAOB AU Section 380 (and other relevant PCAOB standards), including:

a.	the independent auditors’ judgments about the quality, and not just the acceptability, of the Trust’s accounting principles as applied in its financial reporting;

b.	the process used by management in formulating estimates and the independent auditors’ conclusions regarding the reasonableness of those estimates;

c.	all significant adjustments arising from the audit, whether or not recorded by the Trust;

d.
when the independent auditors become aware that management has consulted with other accountants about significant accounting and auditing matters, the independent auditors’ views about the subject of the consultation;

e.	any difficulties encountered in the course of the audit, including any restrictions on the scope of the independent auditors’ activities or on access to requested information; and

f.	significant deficiencies in the design or operation of internal controls.

3.	The independent auditors shall timely report to the Audit Committee:

a.	all critical accounting policies and practices to be used by the Trust;

b.
all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;

c.	any accounting disagreements between the independent auditors and management;

d.	other written material written communication between the independent auditors and management including, but not limited to, any management letter or schedule of unadjusted differences; and

e.	all non-audit services provided to an entity in the “investment company complex,” as defined in paragraph (f)(14) of Rule 2-012 of Regulation S-X, that were not pre-approved by the Audit Committee.

4.	Consider the independent auditors’ assessment about the quality and appropriateness of the Trust’s accounting policies as applied in its financial reporting.

5.	Review any major changes to the Trust’s accounting policies as suggested by the independent auditors, the Trust’s accounting services agent or management.

6.
Review any disagreement among management, the Trust’s accounting services agent and the independent auditors in connection with the preparation of the Trust’s annual and semi-annual reports, including any difficulties encountered and any restrictions on the scope of the work or access to information.

7.
Ask management, the Trust’s accounting services agent and the independent auditors to review significant changes to elected tax accounting policies (including matters affecting RIC qualification under Subchapter M) and their effect on amounts distributed and reported to shareholders for Federal tax purposes and review any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of its dividends or distributions (including matters affecting RIC qualification under Subchapter M).

8.	Review annually a report from management regarding all certifications required under the Sarbanes-Oxley Act of 2002.

9.	Review annually with management, its evaluation of the Trust’s disclosure controls and procedures.

E.	Process Improvements Review with the independent auditors and management significant changes or improvements in accounting and auditing processes that have been implemented.

F.	Legal and Compliance

1.
Review management’s monitoring of and system in place to ensure that the Trust’s financial statements, reports, disclosures and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

2.	Review with counsel any legal or regulatory matter that could have a material impact on the Trust’s financial statements.

G.	Other Responsibilities

1.	Report its significant activities to the Board and make such recommendations with respect to the foregoing matters as the Audit Committee may deem necessary or appropriate.

2.
To carry out its responsibilities, the Audit Committee shall have direct access to management and personnel responsible for the Trust’s accounting and financial reporting and for the Trust’s internal controls, as well as to the independent auditors and the Trust’s service providers.

3.
Investigate any other matter brought to its attention within the scope of its duties, and have the authority in its discretion to retain special legal, accounting or other experts or consultants to advise the Audit Committee, which may be at the expense of the Trust, if, in the Audit Committee’s judgment, that is appropriate. The Audit Committee may request any officer or employee of the Adviser, the Trust’s independent auditors, or outside counsel to attend a meeting of the Audit Committee or to meet with any member of, or consultants to, the Audit Committee.

4.	Perform any other activities consistent with this Charter, the Trust’s Charter, By-Laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

5.	Maintain minutes of committee meetings.

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Appendix B

HENDERSON GLOBAL FUNDS

GOVERNANCE COMMITTEE CHARTER
ADOPTED AUGUST 21, 2001
AMENDED SEPTEMBER 23, 2004
AMENDED MARCH 18, 2005
AMENDED DECEMBER 15, 2009
AMENDED DECEMBER 10, 2010

I. PURPOSE

     The Governance Committee is a committee of the Board of Trustees. Its primary functions are to oversee the effective functioning of the Board and its committees and to identify and recommend individuals for membership as independent members on the Board.

II. COMPOSITION

     The Governance Committee shall be comprised of all independent board members who, in the opinion of the Board, are free from any relationship that would interfere with the exercise of his or her independent judgment as a member of the Governance Committee. For these purposes, a board member is considered an independent board member if he or she is not an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940. Unless a Chair is elected by the Board, the members of the Governance Committee may designate a Chair by majority vote.

III. MEETINGS

     The Governance Committee shall meet at least once annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Governance Committee upon reasonable notice to the other members of the Governance Committee.

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Governance Committee shall:

A.	Board Nominations and Functions

1.	Identify and recommend individuals for membership on the Board as Independent Trustees.

2.	Identify and recommend annually an Independent Trustee to serve as the Chairperson of the Board of Trustees.

3.	Review the Board Governance Guidelines and Procedures annually and recommend changes, if any, to the Board.

4.	At least annually, review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

5.	Review annually Independent Trustee compensation and Fund ownership criteria, and recommend any appropriate changes to the Independent Trustees as a group.

6.
Coordinate with legal counsel an annual evaluation of the performance of the Board and make any recommendations regarding possible improvement in materials provided to the Board or the conduct of Board meetings.

7.
Oversee the development and implementation by the Fund’s investment manager and legal counsel of a program for the orientation of new Independent Trustees and ongoing education for Independent Trustees.

B.	Committee Nominations and Functions

1.	Identify and recommend individuals for membership on all committees and review committee assignments at least annually.

2.
Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

C.	Other Powers and Responsibilities

1.	Review this Charter annually and recommend changes, if any, to the Board.

2.	Supervise counsel to the Independent Trustees.

3.
Investigate any other matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other experts for this purpose at the expense of the Fund, if, in its judgment, that is appropriate.

4.	Retain any search firm to identify Independent Trustee candidates, at the expense of the Fund, if, in the Committee’s judgment, this is appropriate.

5.	Perform any other activities consistent with this Charter, the Fund’s Declaration of Trust, By-Laws and governing law, as the Governance Committee or the Board deems necessary or appropriate.

6.	Maintain minutes of Committee meetings, report its significant activities to the Board, and make such recommendations to the Board as the Governance Committee deems necessary or appropriate.

D.	Litigation

1.	As needed, review Fund litigation matters.

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Appendix C

		Percentage of
		Total Shares
Name of Fund and Class	Name and Address	Outstanding (%)
All Asset Fund - Class A	Pershing
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	18.28
All Asset Fund - Class A	Charles Schwab & Company
	Custody Account FBO Customers
	211 Main St.
	San Francisco, CA 94105-1905	6.27
All Asset Fund - Class A	LPL Financial
	FBO: Customer Accounts
	Attn: Mutual Fund Operations
	P.O. Box 509046
	San Diego, CA 92150-9046	5.41
All Asset Fund - Class A	First Clearing LLC
	Custody Account FBO Customers
	2801 Market St.
	St. Louis, MO 63103-2523	15.75
All Asset Fund - Class A	UBS WM USA
	Omni Account
	Attn: Department Manager
	499 Washington Blvd., 9th Floor
	Jersey City, NJ 07310-2055	6.8
All Asset Fund - Class A	RBC Capital Markets, LLC
	Mutual Fund Omnibus Processing
	Attn: Mutual Fund Ops Manager
	510 Marquette Ave. S
	Minneapolis, MN 55402-1110	24.89
All Asset Fund - Class C	Morgan Stanley
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	14.99
All Asset Fund - Class C	Merrill Lynch, Pierce, Fenner & Smith
	FBO Customers
	4800 Deer Lake Drive East
	Jacksonville, FL 32246	19.93
All Asset Fund - Class C	First Clearing LLC
	Custody Account FBO Customers
	2801 Market St.
	St. Louis, MO 63103-2523	41.88
All Asset Fund - Class C	UBS WM USA
	Omni Account
	Attn: Department Manager
	499 Washington Blvd.,
	9th Floor
	Jersey City, NJ 07310-2055	7.21

		Percentage of
		Total Shares
Name of Fund and Class	Name and Address	Outstanding (%)
All Asset Fund - Class C	Raymond James
	Attn: Courtney Waller
	880 Carillon Parkway
	St. Petersburg, FL 33716	10.19
All Asset Fund - Class I	First Clearing LLC
	Custody Account
	FBO Customers
	2801 Market St.
	St. Louis, MO 63103-2523	18.56
All Asset Fund - Class I	BNP Paribas NY Branch
	London Henderson Pension
	525 Washington Blvd.,
	9th Floor
	Jersey City, NJ 07310-1606	66.19
Dividend & Income	Morgan Stanley Harborside
Builder Fund - Class A	Financial Center Plaza 2,
	3rd Floor
	Jersey City, NJ 07311	5.79
Dividend & Income	National Financial Services LLC
Builder Fund - Class A	FBO Customers
	Attn: Mutual Funds
	499 Washington Blvd.
	Jersey City, NJ 07310-2010	7.14
Dividend & Income	Pershing
Builder Fund - Class A	1 Pershing Plaza
	Jersey City, NJ 07399-0001	6.06
Dividend & Income	UBS WM USA
Builder Fund - Class A	Omni Account
	Attn: Department Manager
	499 Washington Blvd., 9th Floor
	Jersey City, NJ 07310-2055	15.66
Dividend & Income	RBC Capital Markets, LLC
Builder Fund - Class A	Mutual Fund Omnibus Processing
	Attn: Mutual Fund Ops Manager
	510 Marquette Ave. S
	Minneapolis, MN 55402-1110	25.7
Dividend & Income	Raymond James
Builder Fund - Class A	Attn: Courtney Waller
	880 Carillon Parkway
	St. Petersburg, FL 33716	10.86
Dividend & Income	Morgan Stanley
Builder Fund - Class C	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	21.67

Percentage of
Total Shares
Name of Fund and Class	Name and Address	Outstanding (%)
Dividend & Income	UBS WM USA
Builder Fund - Class C	Omni Account
Attn: Department Manager
499 Washington Blvd.,
9th Floor
	Jersey City, NJ 07310-2055	11.92
Dividend & Income	RBC Capital Markets, LLC
Builder Fund - Class C	Mutual Fund Omnibus Processing
Attn: Mutual Fund Ops Manager
510 Marquette Ave. S
	Minneapolis, MN 55402-1110	11.18
Dividend & Income	Raymond James
Builder Fund - Class C	Attn: Courtney Waller
880 Carillon Parkway
	St. Petersburg, FL 33716	10.15
Dividend & Income	Morgan Stanley
Builder Fund - Class I	Harborside Financial Center
Plaza 2, 3rd Floor
	Jersey City, NJ 07311	14.96
Dividend & Income	UBS WM USA
Builder Fund - Class I	Omni Account
Attn: Department Manager
499 Washington Blvd., 9th Floor
	Jersey City, NJ 07310-2055	26.52
Dividend & Income	RBC Capital Markets, LLC
Builder Fund - Class I	Mutual Fund Omnibus Processing
Attn: Mutual Fund Ops Manager
510 Marquette Ave. S
	Minneapolis, MN 55402-1110	19.63
Dividend & Income	Raymond James
Builder Fund - Class I	Attn: Courtney Waller
880 Carillon Parkway
	St. Petersburg, FL 33716	16.55
Emerging Markets	Morgan Stanley
Fund - Class A	Harborside Financial Center
Plaza 2, 3rd Floor
	Jersey City, NJ 07311	15.22
Emerging Markets	Pershing
Fund - Class A	1 Pershing Plaza
	Jersey City, NJ 07399-0001	12.61
Emerging Markets	Charles Schwab & Company
Fund - Class A	Custody Account FBO Customers
211 Main St.
	San Francisco, CA 94105-1905	23.25
Emerging Markets	First Clearing LLC
Fund - Class A	Custody Account FBO Customers
2801 Market St.
	St. Louis, MO 63103-2523	9.03

Percentage of
Total Shares
Name of Fund and Class	Name and Address	Outstanding (%)
Emerging Markets Fund -	UBS WM USA
Class A	Omni Account
Attn: Department Manager
499 Washington Blvd., 9th Floor
	Jersey City, NJ 07310-2055	24.2
Emerging Markets Fund -	RBC Capital Markets, LLC
Class A	Mutual Fund Omnibus Processing
Attn: Mutual Fund Ops Manager
510 Marquette Ave. S
	Minneapolis, MN 55402-1110	7.42
Emerging Markets Fund -	Morgan Stanley
Class C	Harborside Financial Center
Plaza 2, 3rd Floor
	Jersey City, NJ 07311	35.07
Emerging Markets Fund -	First Clearing LLC
Class C	Custody Account FBO Customers
2801 Market St.
	St. Louis, MO 63103-2523	16.75
Emerging Markets Fund -	UBS WM USA
Class C	Omni Account
Attn: Department Manager
499 Washington Blvd., 9th Floor
	Jersey City, NJ 07310-2055	24.59
Emerging Markets Fund -	Morgan Stanley
Class I	Harborside Financial Center
Plaza 2, 3rd Floor
	Jersey City, NJ 07311	60.24
Emerging Markets Fund -	First Clearing LLC
Class I	Custody Account FBO Customers
2801 Market St.
	St. Louis, MO 63103-2523	9.98
Emerging Markets Fund -	UBS WM USA
Class I	Omni Account
Attn: Department Manager
499 Washington Blvd., 9th Floor
	Jersey City, NJ 07310-2055	15.70
European Focus Fund -	Morgan Stanley
Class A	Harborside Financial Center
Plaza 2, 3rd Floor
	Jersey City, NJ 07311	8.63
European Focus Fund -	National Financial Services LLC
Class A	FBO Customers
Attn: Mutual Funds
499 Washington Blvd.
	Jersey City, NJ 07310-2010	12.25
European Focus Fund -	Pershing
Class A	1 Pershing Plaza
	Jersey City, NJ 07399-0001	23.11

Percentage of
Total Shares
Name of Fund and Class	Name and Address	Outstanding (%)
European Focus Fund -	Merrill Lynch, Pierce,
Class A	Fenner & Smith
FBO Customers
4800 Deer Lake Drive East
	Jacksonville, FL 32246	5.3
European Focus Fund -	Charles Schwab & Company
Class A	Custody Account FBO Customers
211 Main St.
	San Francisco, CA 94105-1905	9.32
European Focus Fund -	First Clearing LLC
Class A	Custody Account FBO Customers
2801 Market St.
	St. Louis, MO 63103-2523	6.49
European Focus Fund -	UBS WM USA
Class A	Omni Account
Attn: Department Manager
499 Washington Blvd., 9th Floor
	Jersey City, NJ 07310-2055	9.88
European Focus Fund -	RBC Capital Markets, LLC
Class A	Mutual Fund Omnibus Processing
Attn: Mutual Fund Ops Manager
510 Marquette Ave. S
	Minneapolis, MN 55402-1110	5.04
European Focus Fund -	Morgan Stanley
Class B	Harborside Financial Center
Plaza 2, 3rd Floor
	Jersey City, NJ 07311	11.9
European Focus Fund -	Merrill Lynch, Pierce,
Class B	Fenner & Smith FBO Customers
4800 Deer Lake Drive East
	Jacksonville, FL 32246	9.89
European Focus Fund -	Charles Schwab & Company
Class B	Custody Account FBO Customers
211 Main St.
	San Francisco, CA 94105-1905	5.3
European Focus Fund -	First Clearing LLC
Class B	Custody Account FBO Customers
2801 Market St.
	St. Louis, MO 63103-2523	13.38
European Focus Fund -	UBS WM USA
Class B	Omni Account
Attn: Department Manager
499 Washington Blvd., 9th Floor
	Jersey City, NJ 07310-2055	10.57

Percentage of
Total Shares
Name of Fund and Class	Name and Address	Outstanding (%)
European Focus Fund -	RBC Capital Markets, LLC
Class B	Mutual Fund Omnibus Processing
Attn: Mutual Fund Ops Manager
510 Marquette Ave. S
	Minneapolis, MN 55402-1110	28.63
European Focus Fund -	Morgan Stanley
Class C	Harborside Financial Center
Plaza 2, 3rd Floor
	Jersey City, NJ 07311	23.67
European Focus Fund -	Merrill Lynch, Pierce,
Class C	Fenner & Smith FBO Customers
4800 Deer Lake Drive East
	Jacksonville, FL 32246	22.42
European Focus Fund -	First Clearing LLC
Class C	Custody Account FBO Customers
2801 Market St.
	St. Louis, MO 63103-2523	11.23
European Focus Fund -	UBS WM USA
Class C	Omni Account
Attn: Department Manager
499 Washington Blvd., 9th Floor
	Jersey City, NJ 07310-2055	13.87
European Focus Fund -	Raymond James
Class C	Attn: Courtney Waller
880 Carillon Parkway
	St. Petersburg, FL 33716	6.14
European Focus Fund -	Morgan Stanley
Class I	Harborside Financial Center
Plaza 2, 3rd Floor
	Jersey City, NJ 07311	22.27
European Focus Fund -	National Financial Services LLC
Class I	FBO Customers
Attn: Mutual Funds
499 Washington Blvd.
	Jersey City, NJ 07310-2010	7.06
European Focus Fund -	Pershing
Class I	1 Pershing Plaza
	Jersey City, NJ 07399-0001	6.87
European Focus Fund -	Merrill Lynch, Pierce,
Class I	Fenner & Smith FBO Customers
4800 Deer Lake Drive East
	Jacksonville, FL 32246	18.47
European Focus Fund -	First Clearing LLC
Class I	Custody Account FBO Customers
2801 Market St.
	St. Louis, MO 63103-2523	9.36

Percentage of
Total Shares
Name of Fund and Class	Name and Address	Outstanding (%)
European Focus Fund -	UBS WM USA
Class I	Omni Account
Attn: Department Manager
499 Washington Blvd., 9th Floor
	Jersey City, NJ 07310-2055	22.98
Global Equity Income	Morgan Stanley
Fund - Class A	Harborside Financial Center
Plaza 2, 3rd Floor
	Jersey City, NJ 07311	13.85
Global Equity Income	National Financial Services LLC
Fund - Class A	FBO Customers
Attn: Mutual Funds
499 Washington Blvd.
	Jersey City, NJ 07310-2010	5.56
Global Equity Income	Pershing
Fund - Class A	1 Pershing Plaza
	Jersey City, NJ 07399-0001	9.75
Global Equity Income	Merrill Lynch, Pierce,
Fund - Class A	Fenner & Smith
FBO Customers
4800 Deer Lake Drive East
	Jacksonville, FL 32246	8.08
Global Equity Income	First Clearing LLC
Fund - Class A	Custody Account FBO Customers
2801 Market St.
	St. Louis, MO 63103-2523	10.86
Global Equity Income	UBS WM USA
Fund - Class A	Omni Account
Attn: Department Manager
499 Washington Blvd., 9th Floor
	Jersey City, NJ 07310-2055	11.58
Global Equity Income	RBC Capital Markets, LLC
Fund - Class A	Mutual Fund Omnibus Processing
Attn: Mutual Fund Ops Manager
510 Marquette Ave. S
	Minneapolis, MN 55402-1110	7.02
Global Equity Income	Raymond James
Fund - Class A	Attn: Courtney Waller
880 Carillon Parkway
	St. Petersburg, FL 33716	10.56
Global Equity Income	Morgan Stanley
Fund - Class C	Harborside Financial Center
Plaza 2, 3rd Floor
	Jersey City, NJ 07311	27.44

Percentage of
Total Shares
Name of Fund and Class	Name and Address	Outstanding (%)
Global Equity Income	Merrill Lynch, Pierce,
Fund - Class C	Fenner & Smith
FBO Customers
4800 Deer Lake Drive East
	Jacksonville, FL 32246	18.54
Global Equity Income	Charles Schwab & Company
Fund - Class C	Custody Account FBO Customers
211 Main St.
	San Francisco, CA 94105-1905	5.39
Global Equity Income	First Clearing LLC
Fund - Class C	Custody Account FBO Customers
2801 Market St.
	St. Louis, MO 63103-2523	10.54
Global Equity Income	UBS WM USA
Fund - Class C	Omni Account
Attn: Department Manager
499 Washington Blvd., 9th Floor
	Jersey City, NJ 07310-2055	12.97
Global Equity Income	Raymond James
Fund - Class C	Attn: Courtney Waller
880 Carillon Parkway
	St. Petersburg, FL 33716	13.19
Global Equity Income	Morgan Stanley
Fund - Class I	Harborside Financial Center
Plaza 2, 3rd Floor
	Jersey City, NJ 07311	24.77
Global Equity Income	Merrill Lynch, Pierce,
Fund - Class I	Fenner & Smith
FBO Customers
4800 Deer Lake Drive East
	Jacksonville, FL 32246	13.23
Global Equity Income	Charles Schwab & Company
Fund - Class I	Custody Account FBO Customers
211 Main St.
	San Francisco, CA 94105-1905	5.77
Global Equity Income	First Clearing LLC
Fund - Class I	Custody Account FBO Customers
2801 Market St.
	St. Louis, MO 63103-2523	11.64
Global Equity Income	UBS WM USA
Fund - Class I	Omni Account
Attn: Department Manager
499 Washington Blvd., 9th Floor
	Jersey City, NJ 07310-2055	15.23

Percentage of
Total Shares
Name of Fund and Class	Name and Address	Outstanding (%)
Global Equity Income	RBC Capital Markets, LLC
Fund - Class I	Mutual Fund Omnibus Processing
Attn: Mutual Fund Ops Manager
510 Marquette Ave. S
	Minneapolis, MN 55402-1110	9.11
Global Equity Income	Raymond James
Fund - Class I	Attn: Courtney Waller
880 Carillon Parkway
	St. Petersburg, FL 33716	8.17
Global Technology Fund -	Morgan Stanley
Class A	Harborside Financial Center
Plaza 2, 3rd Floor
	Jersey City, NJ 07311	14.39
Global Technology Fund -	Pershing
Class A	1 Pershing Plaza
	Jersey City, NJ 07399-0001	6.43
Global Technology Fund -	Merrill Lynch, Pierce,
Class A	Fenner & Smith FBO Customers
4800 Deer Lake Drive East
	Jacksonville, FL 32246	6.82
Global Technology Fund -	Charles Schwab & Company
Class A	Custody Account FBO Customers
211 Main St.
	San Francisco, CA 94105-1905	9.5
Global Technology Fund -	First Clearing LLC
Class A	Custody Account FBO Customers
2801 Market St.
	St. Louis, MO 63103-2523	6.9
Global Technology Fund -	UBS WM USA
Class A	Omni Account
Attn: Department Manager
499 Washington Blvd., 9th Floor
	Jersey City, NJ 07310-2055	26.01
Global Technology Fund -	RBC Capital Markets, LLC
Class A	Mutual Fund Omnibus Processing
Attn: Mutual Fund Ops Manager
510 Marquette Ave. S
	Minneapolis, MN 55402-1110	8.19
Global Technology Fund -	Morgan Stanley
Class B	Harborside Financial Center
Plaza 2, 3rd Floor
	Jersey City, NJ 07311	23.25
Global Technology Fund -	Merrill Lynch, Pierce,
Class B	Fenner & Smith FBO Customers
4800 Deer Lake Drive East
	Jacksonville, FL 32246	26.74

Percentage of
Total Shares
Name of Fund and Class	Name and Address	Outstanding (%)
Global Technology Fund -	Charles Schwab & Company
Class B	Custody Account FBO Customers
211 Main St.
	San Francisco, CA 94105-1905	6.17
Global Technology Fund -	First Clearing LLC
Class B	Custody Account FBO Customers
2801 Market St.
	St. Louis, MO 63103-2523	21.41
Global Technology Fund -	UBS WM USA
Class B	Omni Account
Attn: Department Manager
499 Washington Blvd., 9th Floor
	Jersey City, NJ 07310-2055	6.9
Global Technology Fund -	Morgan Stanley
Class C	Harborside Financial Center
Plaza 2, 3rd Floor
	Jersey City, NJ 07311	14.48
Global Technology Fund -	Pershing
Class C	1 Pershing Plaza
	Jersey City, NJ 07399-0001	5.86
Global Technology Fund -	Merrill Lynch, Pierce,
Class C	Fenner & Smith FBO Customers
4800 Deer Lake Drive East
	Jacksonville, FL 32246	20.76
Global Technology Fund -	Charles Schwab & Company
Class C	Custody Account FBO Customers
211 Main St.
	San Francisco, CA 94105-1905	11.96
Global Technology Fund -	First Clearing LLC
Class C	Custody Account FBO Customers
2801 Market St.
	St. Louis, MO 63103-2523	11.84
Global Technology Fund -	UBS WM USA
Class C	Omni Account
Attn: Department Manager
499 Washington Blvd., 9th Floor
	Jersey City, NJ 07310-2055	14.47
Global Technology Fund -	Raymond James
Class C	Attn: Courtney Waller
880 Carillon Parkway
	St. Petersburg, FL 33716	6.98
Global Technology Fund -	Morgan Stanley
Class I	Harborside Financial Center
Plaza 2, 3rd Floor
	Jersey City, NJ 07311	29.31

Percentage of
Total Shares
Name of Fund and Class	Name and Address	Outstanding (%)
Global Technology Fund -	Merrill Lynch, Pierce,
Class I	Fenner & Smith FBO Customers
4800 Deer Lake Drive East
	Jacksonville, FL 32246	14.77
Global Technology Fund -	Charles Schwab & Company
Class I	Custody Account FBO Customers
211 Main St.
	San Francisco, CA 94105-1905	7.53
Global Technology Fund -	First Clearing LLC
Class I	Custody Account FBO Customers
2801 Market St.
	St. Louis, MO 63103-2523	15.86
Global Technology Fund -	UBS WM USA
Class I	Omni Account
Attn: Department Manager
499 Washington Blvd., 9th Floor
	Jersey City, NJ 07310-2055	19.31
Global Technology Fund -	Raymond James
Class I	Attn: Courtney Waller
880 Carillon Parkway
	St. Petersburg, FL 33716	5.97
High Yield Opportunities	National Financial Services LLC
Fund - Class A	FBO Customers
Attn: Mutual Funds
499 Washington Blvd.
	Jersey City, NJ 07310-2010	64.65
High Yield Opportunities	Henderson Global Investors
Fund - Class A	(North America) Inc.
Attn: Corporate Finance
737 N. Michigan Ave., Suite 1700
	Chicago, IL 60611	21.87
High Yield Opportunities	Pershing
Fund - Class C	1 Pershing Plaza
	Jersey City, NJ 07399-0001	6.83
High Yield Opportunities	Henderson Global Investors
Fund - Class C	(North America) Inc.
Attn: Corporate Finance
737 N. Michigan Ave., Suite 1700
	Chicago, IL 60611	90.82
High Yield Opportunities	Henderson Global Investors
Fund - Class I	(North America) Inc.
Attn: Corporate Finance
737 N. Michigan Ave., Suite 1700
	Chicago, IL 60611	8.19
High Yield Opportunities	BNP Paribas NY Branch
Fund - Class I	London Henderson Pension
525 Washington Blvd., 9th Floor
	Jersey City, NJ 07310-1606	83.53

Percentage of
Total Shares
Name of Fund and Class	Name and Address	Outstanding (%)
International Long/Short	Henderson Global Investors
Equity Fund - Class A	Group, LTD
201 Bishopgate
London, England
	United Kingdom	97.51
International Long/Short	Henderson Global Investors
Equity Fund - Class C	Group, LTD
201 Bishopgate
London, England
	United Kingdom	100.00
International Long/Short	Henderson Global Investors
Equity Fund - Class I	Group, LTD
201 Bishopgate
London, England
	United Kingdom	98.84
International Opportunities	National Financial Services LLC
Fund - Class A	FBO Customers
Attn: Mutual Funds
499 Washington Blvd.
	Jersey City, NJ 07310-2010	58.68
International Opportunities	Charles Schwab & Company
Fund - Class A	Custody Account FBO Customers
211 Main St.
	San Francisco, CA 94105-1905	11.90
International Opportunities	Morgan Stanley
Fund - Class B	Harborside Financial Center
Plaza 2, 3rd Floor
	Jersey City, NJ 07311	12.40
International Opportunities	Merrill Lynch, Pierce,
Fund - Class B	Fenner & Smith
FBO Customers
4800 Deer Lake Drive East
	Jacksonville, FL 32246	16.36
International Opportunities	First Clearing LLC
Fund - Class B	Custody Account FBO Customers
2801 Market St.
	St. Louis, MO 63103-2523	18.52
International Opportunities	UBS WM USA
Fund - Class B	Omni Account
Attn: Department Manager
499 Washington Blvd., 9th Floor
	Jersey City, NJ 07310-2055	25.94
International Opportunities	RBC Capital Markets, LLC
Fund - Class B	Mutual Fund Omnibus Processing
Attn: Mutual Fund Ops Manager
510 Marquette Ave. S
	Minneapolis, MN 55402-1110	8.39

Percentage of
Total Shares
Name of Fund and Class	Name and Address	Outstanding (%)
International Opportunities	Morgan Stanley
Fund - Class C	Harborside Financial Center
Plaza 2, 3rd Floor
	Jersey City, NJ 07311	21.48
International Opportunities	National Financial Services LLC
Fund - Class C	FBO Customers
Attn: Mutual Funds
499 Washington Blvd.
	Jersey City, NJ 07310-2010	6.35
International Opportunities	Merrill Lynch, Pierce,
Fund - Class C	Fenner & Smith
FBO Customers
4800 Deer Lake Drive East
	Jacksonville, FL 32246	19.48
International Opportunities	First Clearing LLC
Fund - Class C	Custody Account FBO Customers
2801 Market St.
	St. Louis, MO 63103-2523	16.33
International Opportunities	UBS WM USA
Fund - Class C	Omni Account
Attn: Department Manager
499 Washington Blvd., 9th Floor
	Jersey City, NJ 07310-2055	11.93
International Opportunities	Raymond James
Fund - Class C	Attn: Courtney Waller
880 Carillon Parkway
	St. Petersburg, FL 33716	6.56
International Opportunities	Merrill Lynch, Pierce,
Fund - Class R	Fenner & Smith
FBO Customers
4800 Deer Lake Drive East
	Jacksonville, FL 32246	47.04
International Opportunities	Reliance Trust
Fund - Class R	FBO Mass Mutual Omnibus
P.O. Box 48529
	Atlanta, GA 30362-1529	9.40
International Opportunities	Charles Schwab & Company
Fund - Class R	Custody Account FBO Customers
211 Main St.
	San Francisco, CA 94105-1905	12.05
International Opportunities	Great West Trust Company LLC
Fund - Class R	Employee Benefits Clients 401k
8515 E. Orchard Road 2T2
	Greenwood Village, CO 80111-5002	7.66

Percentage of
Total Shares
Name of Fund and Class	Name and Address	Outstanding (%)
International Opportunities	Counsel Trust
Fund - Class R	FBO Urology Specialists of West
Florida, LLP 401k Plan
1251 Waterfront Place Suites 525
	Pittsburgh, PA 15222-4228	5.12
International Opportunities	Morgan Stanley
Fund - Class I	Harborside Financial Center
Plaza 2, 3rd Floor
	Jersey City, NJ 07311	34.28
International Opportunities	National Financial Services LLC
Fund - Class I	FBO Customers
Attn: Mutual Funds
499 Washington Blvd.
	Jersey City, NJ 07310-2010	8.52
International Opportunities	Pershing
Fund - Class I	1 Pershing Plaza
	Jersey City, NJ 07399-0001	5.67
International Opportunities	Merrill Lynch, Pierce,
Fund - Class I	Fenner & Smith
FBO Customers
4800 Deer Lake Drive East
	Jacksonville, FL 32246	15.92
International Opportunities	First Clearing LLC
Fund - Class I	Custody Account FBO Customers
2801 Market St.
	St. Louis, MO 63103-2523	7.70
International Opportunities	UBS WM USA
Fund - Class I	Omni Account
Attn: Department Manager
499 Washington Blvd., 9th Floor
	Jersey City, NJ 07310-2055	15.67
International Select	HGI Group Ltd.
Equity - Class A	201 Bishopsgate
London ED2M 3AE
	England UK	74.29
International Select	LPL Financial
Equity - Class A	FBO: Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
	San Diego, CA 92150-9046	7.46
International Select	National Financial Services LLC
Equity – Class A	FBO Customers
Attn: Mutual Funds
499 Washington Blvd.
	Jersey City, NJ 07310-2010	18.25

Percentage of
Total Shares
Name of Fund and Class	Name and Address	Outstanding (%)
International Select	HGI Group Ltd.
Equity - Class C	201 Bishopsgate
London ED2M 3AE
	England UK	89.15
International Select	Pershing
Equity - Class C	1 Pershing Plaza
	Jersey City, NJ 07399-0001	10.40
International Select	HGI Group Ltd.
Equity - Class I	201 Bishopsgate
London ED2M 3AE
	England UK	99.60
Strategic Income Fund -	Morgan Stanley
Class A	Harborside Financial Center
Plaza 2, 3rd Floor
	Jersey City, NJ 07311	13.21
Strategic Income Fund -	Merrill Lynch, Pierce,
Class A	Fenner & Smith FBO Customers
4800 Deer Lake Drive East
	Jacksonville, FL 32246	24.90
Strategic Income Fund -	Charles Schwab & Company
Class A	Custody Account FBO Customers
211 Main St.
	San Francisco, CA 94105-1905	5.41
Strategic Income Fund -	First Clearing LLC
Class A	Custody Account FBO Customers
2801 Market St.
	St. Louis, MO 63103-2523	7.82
Strategic Income Fund -	UBS WM USA
Class A	Omni Account
Attn: Department Manager
499 Washington Blvd., 9th Floor
	Jersey City, NJ 07310-2055	5.58
Strategic Income Fund -	RBC Capital Markets, LLC
Class A	Mutual Fund Omnibus Processing
Attn: Mutual Fund Ops Manager
510 Marquette Ave. S
	Minneapolis, MN 55402-1110	5.91
Strategic Income Fund -	Raymond James
Class A	Attn: Courtney Waller
880 Carillon Parkway
	St. Petersburg, FL 33716	9.03

		Percentage of
		Total Shares
Name of Fund and Class	Name and Address	Outstanding (%)
Strategic Income Fund - Class A	National Financial Services LLC
	FBO Customers
	Attn: Mutual Funds
	499 Washington Blvd.
	Jersey City, NJ 07310-2010	10.56
Strategic Income Fund - Class B	Morgan Stanley
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	11.34
Strategic Income Fund - Class B	Pershing
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	22.26
Strategic Income Fund - Class B	Merrill Lynch, Pierce,
	Fenner & Smith FBO Customers
	4800 Deer Lake Drive East
	Jacksonville, FL 32246	15.30
Strategic Income Fund - Class B	First Clearing LLC
	Custody Account FBO Customers
	2801 Market St.
	St. Louis, MO 63103-2523	29.46
Strategic Income Fund - Class B	RBC Capital Markets, LLC
	Mutual Fund Omnibus Processing
	Attn: Mutual Fund Ops Manager
	510 Marquette Ave. S
	Minneapolis, MN 55402-1110	10.22
Strategic Income Fund - Class C	Morgan Stanley
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	11.85
Strategic Income Fund - Class C	Merrill Lynch, Pierce,
	Fenner & Smith FBO Customers
	4800 Deer Lake Drive East
	Jacksonville, FL 32246	25.61
Strategic Income Fund - Class C	Charles Schwab & Company
	Custody Account FBO Customers
	211 Main St.
	San Francisco, CA 94105-1905	8.13
Strategic Income Fund - Class C	First Clearing LLC
	Custody Account FBO Customers
	2801 Market St.
	St. Louis, MO 63103-2523	16.40
Strategic Income Fund - Class C	UBS WM USA
	Omni Account
	Attn: Department Manager
	499 Washington Blvd., 9th Floor
	Jersey City, NJ 07310-2055	15.13

		Percentage of
		Total Shares
Name of Fund and Class	Name and Address	Outstanding (%)
Strategic Income Fund - Class C	RBC Capital Markets, LLC
	Mutual Fund Omnibus Processing
	Attn: Mutual Fund Ops Manager
	510 Marquette Ave. S
	Minneapolis, MN 55402-1110	6.89
Strategic Income Fund - Class C	Raymond James
	Attn: Courtney Waller
	880 Carillon Parkway
	St. Petersburg, FL 33716	6.52
Strategic Income Fund - Class I	Morgan Stanley
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	23.74
Strategic Income Fund - Class I	Merrill Lynch Pierce,
	Fenner & Smith FBO Customers
	4800 Deer Lake Drive East
	Jacksonville, FL 32246	21.80
Strategic Income Fund - Class I	First Clearing LLC
	Custody Account FBO Customers
	2801 Market St.
	St. Louis, MO 63103-2523	18.09
Strategic Income Fund - Class I	UBS WM USA
	Omni Account
	Attn: Department Manager
	499 Washington Blvd., 9th Floor
	Jersey City, NJ 07310-2055	10.12
Strategic Income Fund - Class I	RBC Capital Markets, LLC
	Mutual Fund Omnibus Processing
	Attn: Mutual Fund Ops Manager
	510 Marquette Ave. S
	Minneapolis, MN 55402-1110	9.84
Unconstrained Bond	HGI Group Ltd.
Fund - Class A	201 Bishopsgate
	London ED2M 3AE
	England UK	97.82
Unconstrained Bond	HGI Group Ltd.
Fund - Class C	201 Bishopsgate
	London ED2M 3AE
	England UK	83.67
Unconstrained Bond	Stuart A. Smith MD PC PEN Plan
Fund - Class C	8646 Carbella Circle
	Myrtle Beach, SC 29579-5115	6.34
Unconstrained Bond	HGI Group Ltd.
Fund - Class I	201 Bishopsgate
	London ED2M 3AE
	England UK	88.03

Percentage of
Total Shares
Name of Fund and Class	Name and Address	Outstanding (%)
Unconstrained Bond	Henderson All Asset Fund
Fund - Class I	Attn: Treasurer
737 N. Michigan Ave., Suite 1700
	Chicago, IL 60611	11.93
US Growth Opportunities	Charles Schwab & Company
Fund - Class A	Custody Account FBO Customers
211 Main St.
	San Francisco, CA 94105-1905	95.97
US Growth Opportunities	HGI Group Ltd.
Fund - Class C	201 Bishopsgate
London ED2M 3AE
	England UK	100.00
US Growth Opportunities	Frederick R. Croen & Amy S.
Fund - Class I	Croen Comm Prop
6934 N. Seneca Ave.
	Milwaukee, WI 53217-3924	23.71
US Growth Opportunities	Michelle J. Picard
Fund - Class I	4908 N. Woodburn Street
	Whitefish Bay, WI 53217-6065	23.71
US Growth Opportunities	W. Priebe & L. Priebe Trustees
Fund - Class I	Priebe Living Trust
DTD 04/01/1998
W1663 N. Bloomfield Road
	Lake Geneva, WI 53147-4433	23.71
US Growth Opportunities	William S. Priebe & Lindsay K.
Fund - Class I	Priebe JWTROS
260 Legend Heights Ct.
	Wales, WI 53183-9537	23.71

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Henderson
    Global Investors

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet
1)	Read the Proxy Statement and have the Proxy Card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the Proxy Card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the Proxy Card below.
3)	Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet,
you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M96428-S36837	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

		For	Withhold	For All	INSTRUCTION: To withhold authority to vote for any
THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A		All	All	Except	individual nominee, write that nominee’s number(s)
VOTE FOR THE FOLLOWING PROPOSAL:					in the space provided below.

1.	To elect three Trustees to the Board of Trustees:	☐	☐	☐
01.	Barbara L. Lamb
02.	J. Marshall Peck
03.	Diane Wallace

As to any other matter, said attorneys shall vote in accordance with their discretion.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ABOVE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANYADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Note: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciarycapacity,suchasexecutor,administrator,trustee,attorney,guardian,etc.,pleasesoindicate.Corporateandpartnershipproxiesshouldbesignedbyan authorized person indicating the person’s title.

________________________________________              ________________________________________
Signature [PLEASE SIGN WITHIN BOX]     Date               Signature [Joint Owners]                            Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

You can find the proxy statement online at www.proxyvote.com.

M96429-S36837

PROXY CARD

HENDERSON GLOBAL FUNDS
737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611

     SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 16, 2015
This proxy is being solicited on behalf of the Board of Trustees of Henderson Global Funds

The undersigned, revoking previous proxies, hereby appoint(s) Christopher K. Yarbrough and KennethA. Kalina, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the Henderson Global Funds (the “Trust”), on behalf of each of its series (each, a “Fund” and together, the “Funds”), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of Henderson Global Funds, 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611 at 9:00 a.m., Central Time, and at any adjournments or postponements thereof. This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournments or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.